Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
14. Subsequent Events
Subsequent events have been evaluated through March 11, 2024, which is the date that these consolidated financial statements were issued and were available to be issued. On March 11, 2024, the Company entered into a common stock purchase agreement to issue and sell an aggregate of 6,278,905 shares of its common stock at a price of $15.13 per share, in a private placement. The Company anticipates the gross proceeds from the private placement to be approximately $95.0 million, before deducting any offering related expenses. The private placement financing is expected to close on March 13, 2024, subject to customary closing conditions.